SUPPLEMENT

dated September 16, 2019 to the

SUMMARY PROSPECTUSES, PROSPECTUS

and the

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

dated May 31, 2019

Yorktown Mid Cap Fund

(Class A, Class L and Institutional Class Shares)

Effective immediately, the Yorktown Mid Cap Fund (“Fund”) will terminate the public offering of its shares.

The Fund’s Board of Trustees has approved the mandatory redemption of all of the Fund’s shares, termination of its public offering and the liquidation of the Fund as being in the best interest of the Fund and its shareholders. It is anticipated that all outstanding shares of the Fund will be redeemed by the Fund, and the Fund will discontinue all operations on or about October 29, 2019.

Shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process. As part of the process, all of the Fund’s portfolio securities will be liquidated in an orderly manner before October 29, 2019. As a result, shareholders should not expect the Fund to achieve its stated investment objectives.

As noted above, the Fund expects that the mandatory redemption of all of its remaining outstanding shares will occur on or about October 29, 2019. Any shareholder remaining in the Fund on such date will receive the net asset value per share for all shares owned on such date and such proceeds will be mailed to the shareholder’s address of record. For shareholders who hold their shares through a broker, such proceeds will be remitted to the shareholder through their broker of record.

If you own shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. Prior to 4pm ET on October 29, 2019 you can execute a transfer or rollover of your IRA account balance to one of the other Yorktown Funds or another IRA custodian. Please contact the Fund’s transfer agent at (800) 544-6060 with questions.

If the redeemed shares are held in a qualified account such as an IRA, the redemption proceeds may be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.

This transaction will be considered for tax purposes a sale of the Fund’s shares by shareholders. Shareholders should consult with their own tax advisors to ensure the proper treatment on their income tax returns.

As of October 29, 2019, all references to the Fund in the Prospectus, and Statement of Additional Information should be disregarded.

If you have any questions regarding the Fund, please call (800) 544-6060.

Please retain this supplement with your records.